                                                                   Exhibit 10.8

                      INTERCARRIER ROAMER SERVICE AGREEMENT

         THIS AGREEMENT dated as of the 23 day of JANUARY, 1997 by and between PRICELLULAR CORPORATION, sometimes referred to as "PriCellular", and UNITED STATES CELLULAR CORPORATION sometimes referred to as U.S. CELLULAR on behalf of those general and limited partnerships set forth in Appendix I, attached hereto and hereby incorporated herein. The partnerships listed in Appendix I as the "PriCellular Corporation Licensees and Permittees" are herein referred to as the "PriCellular Parties," the partnerships listed in Appendix I as the "U.S. Cellular Licensees and Permittees" are herein referred to as the "U.S. Cellular Parties," or individually as a "PriCellular Party" or a "U.S. Cellular Party," respectively; PriCellular Corporation, U.S. Cellular, the PriCellular Parties and the U.S. Cellular Parties are collectively referred to as the "Parties" and individually as a "Party."

                                    RECITALS

         WHEREAS, the Parties desire to make arrangements to facilitate the provision of cellular service to Roamers in accordance with the "General Terms and Conditions for Roaming," attached hereto as Appendix II, and "Operating Procedures," attached hereto as Appendix III (Appendix II and Appendix III are hereby incorporated herein and such Appendices and all attachments hereto are referred to herein as the "General Terms"), for as long as is practicable.

                                MUTUAL AGREEMENT

         NOW, THEREFORE, in consideration of the mutual promises herein set forth and intending to be legally bound hereby, the Parties do hereby agree as follows:

         1. Under the conditions set forth herein, to be bound by the General Terms attached hereto, as they may be properly amended from time to time.

         2. The Home Carrier shall be liable to the Serving Carrier in accordance with Paragraph 2.1 of Appendix II for all of the service and pass-through charges for all calls chargeable to the Home Carrier's customers (including the customers of its resellers) and invoiced by the Serving Carrier to the Home Carrier as specified in Appendix III. "Home Carrier" and "Serving Carrier" are defined in Appendix II.

         3. In the event that roaming becomes technically or administratively impracticable on any Party's system(s) or if an unacceptable level of unauthorized use occurs, either PriCellular or U.S. Cellular may suspend this Agreement pursuant to Paragraph 4.2 and Section VI of Appendix II by written notice to the other and, in such event, the Home Carrier will notify its customers no later than the next bill of the suspension of service. In the event that such notice is required, the Home Carrier shall consult with the Serving Carrier regarding the content of such notice and incorporate all reasonable suggestions made by the Serving Carrier with respect to such notice. In addition, the Serving Carrier, when communicating with the customers of the Home Carrier, will use an explanation for the suspension of service mutually agreed upon by the Parties. In the specific event that the impracticability of service is caused by the testing or commercial service of a carrier other than the Serving Carrier operating in the area served by the Serving Carrier and where the Serving Carrier is not, in any respect, responsible for the impracticability, the Home Carrier may include with its notice to its customers the following statement:

                                     "NOTICE

         Previously you have been able to obtain service as a roamer in [Serving Carrier's Service Area Affected] on [Serving Carrier's] system. Presently, you may experience difficulty in using your service in [Serving Carrier's Service Area Affected]. This is because [interfering carrier] is now [testing/operating] its cellular system in [Serving Carrier's Service Area Affected], and the difficulty is not the fault of [Serving Carrier]."

         4. The notices referred to in Paragraph 10.1 of Appendix II should be sent to:

         A.       PriCellular Corporation
                  4010 Lake Washington Blvd, Suite 208
                  Kirkland, WA 98033
                  Attn: Drew Davies

and

         B.       U.S. CELLULAR
                  8410 WEST BRYN MAWR
                  SUITE 700
                  CHICAGO, IL 60631
                  ATTN: JAMIE LEYERLE

Notices given pursuant to Articles VI and VII of Appendix II should be sent to:

         A.       PriCellular Corporation
                  4010 Lake Washington Blvd, Suite 208
                  Kirkland, WA 98033
                  Attn: Drew Davies

and

                  PriCellular Corporation
                  45 Rockefeller Plaza
                  New York, NY 10020
                  Attn: Steven Price

and

         B.       U.S. CELLULAR
                  8410 WEST BRYN MAWR
                  SUITE 700
                  CHICAGO, IL 60631
                  ATTN: JAMIE LEYERLE

and               --------------------
                  --------------------
                  --------------------
                  --------------------

         5. PriCellular and U.S. Cellular each hereby represents and warrants that (a) they have been authorized by the PriCellular Parties and the U.S. Cellular Parties, respectively, to enter into this Agreement on such Party's behalf and (b) each of the PriCellular Parties and each of the U.S. Cellular Parties, respectively, is a Licensee or Permittee of the Domestic Public Cellular Radio Telecommunications System(s) and Station(s) shown on the attached Appendix I serving the area(s) referred to therein. PriCellular or U.S. Cellular may from time to time hereafter seek to amend Appendix I of this Agreement to add and/or delete a Licensee or Permittee of a Domestic Public Cellular Radio Telecommunication System(s) and Station(s) as a PriCellular Party or a U.S. Cellular Party, respectively, to this Agreement, upon written notice to the other and with the consent of the other (which consent shall not be unreasonably withheld), in which event this Agreement shall become effective between such additional Party or Parties and all the existing Parties hereto, less any such deleted Party or Parties, as of the date set forth in an agreed upon amended Appendix I.

         6. ln the event that at least one of the Parties is a non-United States Cellular Carrier, then Appendix IV (Foreign Cellular Carrier) shall be attached hereto and made a part of this Agreement.

         IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first above written.

[A]  PriCellular Corporation.          [B]   United States Cellular Corporation


By: /s/ Drew Davies                          By: /s/ (Illegible)
   -----------------------                      ------------------------------
Title: Vice President                        Title: Vice President Finance/CFO

                                  APPENDIX I TO

                      INTERCARRIER ROAMER SERVICE AGREEMENT

                                     BETWEEN

                             PRICELLULAR CORPORATION

                                       and

                                  U.S. CELLULAR



Please Refer to Attached Technical Data Sheet for applicable information.

                                                                APPENDIX I

                                                   INTERCARRIER ROAMER SERVICE AGREEMENT
                                                                  BETWEEN

                                                    UNITED STATES CELLULAR CORPORATION
                                                                    and

                                                          PRICELLULAR CORPORATION

as of December 17, 1996


                                                                             SYSTEM                        PVS     T/L BATCH
USCC LICENSEES AND PERMITEES                           SERVICE AREA          ID      BLOCK  CP/CO GRANTED  TYPE    REAL TIME
----------------------------                           ------------          ------  -----  -------------  ---     ---------
North Carolina RSA #4, Inc.                            Asheville, NC         246     B      CO 10/19/88    PVS     TL/Real Time
Bangor Cellular Telephone, L.P.                        Bangor, ME            271     A      CO 08/19/88    PVS     TL/Real Time
California RSA #1, Inc.                                CA RSA #1             1059    A      CO 02/02/91    PVS     TL/Real Time
California RSA #2, Inc.                                CA RSA #2             1061    A      CO 02/06/90    PVS     TL/Real Time
California RSA #9, Inc.                                CA RSA #9             1075    A      CO 09/13/90    PVS     TL/Real Time
Cedar Rapids Cellular Telephone, L.P.                  Cedar Rapids, IA      303     A      CO 07/21/88    PVS     TL/Real Time
Charlollesville Cellular Partnership                   Charlottesville, VA   309     A      CO 06/16/89    PRV     TL/Real Time
USCOC of Columbia                                      Columbia, MO          298     B      CO 08/23/88    PVS     TL/Real Time
USCOC of Corpus Christi, Inc.                          Corpus Christi, TX    191     A      CO 11/09/87    PVS     TL/Real Time
USCOC of Cumberland, Inc.                              Cumberland, MD        21632   B      CO 04/23/90    PVS     TL/Real Time
Davenport Cellular Telephone Company,                  Davenport, IA         193     A      CO 12/22/87    PVS     TL/Real Time
USCOC - Des Moines                                     Des Moines, IA        195     A      CO 09/11/87    PVS     TL/Real Time
Dubuque Cellular Telephone, L.P.                       Dubuque, IA           331     A      CO 01/06/89    PVS     TL/Real Time
Evansville Cellular Telephone Company,                 Evansville, IN        197     A      CO 12/10/87    PVS     TL/Real Time
Florida RSA #8, Inc.                                   FL RSA #5             30455   A      CO 10/15/91    PRV     TL/Real Time
Florida RSA #8, Inc.                                   FL RSA #6             30453   A      CO 01/10/92    PRV     TL/Real Time
Florida RSA #8, Inc.                                   FL RSA #8             30987   A      CO 09/01/92    PRV     TL/Real Time
USCOC of Florida RSA #9, Inc.                          FL RSA #9             31073   A      CO 12/18/90    PVS     TL/Real Time
Florida RSA #10, Inc.                                  FL RSA #10            31075   A      CO 10/03/91    PVS     TL/Batch
Central Florida Cellular Telephone Company, Inc        Ft. Pierce, FL        340     B      CO 02/25/88    PVS     TL/Real Time
Florida RSA #8, Inc.                                   Gainesville, FL.      31067   A      CO 01/01/87    PRV     TL/Real Time
Georgia RSA #11, Inc.                                  GA RSA #11            30789   A      CO 12/16/91    PRV     TL/Real Time
Georgia RSA #11, Inc.                                  GA RSA #14            1155    A      CO 05/28/92    PRV     TL/Real Time
USCOC of Cumberland, Inc.                              Hagerstown, MD        364     B      CO 06/27/90    Precall TL/Real Time
USCOC of Hawaii 3, Inc.                                III RSA #3            1161    A      CO 07/10/90    PVS     TL/Batch
Canton Cellular Telephone Company                      Iowa City             30961   A      CO 06/19/87    PVS
USCOC of Iowa RSA #1, Inc.                             IA RSA #1             1211    A      CO 06/24/91    PVS     TL/Real Time
USCOC of Iowa RSA #1, Inc.                             IA RSA #2             1213    A      CO 03/10/92    PVS     TL/Real Time
Farmers Cellular Telephone Company, Inc.               IA RSA #3             30955   A      CO 02/01/90    PVS     TL/Real Time
Canton Cellular Telephone Company                      IA RSA #4             30961   A      CO 01/19/90    PVS
Ohio State Cellular Phone Company, Inc.                IA RSA #5             1219    A      CO 01/19/90    PVS
Canton Cellular Telephone Company                      IA RSA #6             30961   A      CO 11/20/89    PVS
USCOC of Iowa RSA #1, Inc.                             IA RSA #7             1223    A      CO 12/91/90    PVS     TL/Real Time
Iowa RSA No. 9 Limited Partnership                     IA RSA #9             1228    B      CO 06/30/91    PVS     TL/Real Time
USCOC-Des Moines                                       IA RSA #10            1229    A      CO 12/30/90    PVS     TL/Real Time
Canton Cellular Telephone Company                      IA RSA #11            30961   A      CO 09/11/89    PVS
Iowa RSA No. 12 Limited Partnership                    IA RSA #12            26125   A      CO 11/02/90    PVS     TL/Real Time
Iowa 13, Inc.                                          IA RSA #13            1235    A      CO 11/14/90    PVS     TL/Real Time
Iowa 13, Inc.                                          IA RSA #14            1237    A      CO 06/28/91    PVS     TL/Real Time
USCOC of Idaho RSA #5, Inc.                            ID RSA #5             30661   A      CO 03/07/91    PVS     TL/Real Time
USCOC of Idaho RSA #5, Inc.                            ID RSA #6             1173    A      CO 12/28/90    PVS     TL/Real Time
USCOC of Illinois RSA #1, Inc.                         IL RSA #1             1175    A      CO 10/05/92    PVS     TL/Real Time
Illinois RSA #3, Inc.                                  IL RSA #3             1179    A      CO 10/31/90    PVS     TL/Real Time
USCOC of Illinois RSA #4, Inc.                         IL RSA #4             1914    B      CO 11/07/90    PVS     TL/Real Time
Indiana RSA No. 4 Limited Partnership                  IN RSA #4             1200    B      CO 02/27/91    PVS     TL/Real Time
Indiana RSA No. 5 Limited Partnership                  IN RSA #5             30800   B      CO 02/27/91    PVS     TL/Real Time
USCOC of Indiana RSA #7, Inc.                          IN RSA #7             30457   A      CO 09/18/90    PVS     TL/Real Time
Joplin Cellular Telephone Company L.P.                 Joplin, MO            384     B      CO 10/28/87    PVS     TL/Real Time


                                                                     Page 1

                                                                             SYSTEM
USCC LICENSEES AND PERMITEES                               SERVICE AREA      ID      BLOCK  CP/CO GRANTED  TYPE    REAL TIME
----------------------------                               ------------      ------  -----  -------------  ----    ---------

Kansas 15 Limited Partnership                              KS RSA #15        1272    B      CO 02/24/92    PVS     TL/Real Time
United States Cellular Telephone Company,                  Knoxville, TN     104     B      CO 06/19/85    PVS     TL/Real Time
  (Greater Knoxville), L.P.
Kentucky RSA #1, Inc.                                      KY RSA #1         30917   A                     PRV
Kentucky RSA #2, Inc.                                      KY RSA #2         30711   A      CO 12/05/91    PVS     TL/Real Time
Kentucky RSA #3, Inc.                                      KY RSA #3         30757   A      CO 01/06/92    PVS     TL/Real Time
Kentucky RSA #9-10, Inc.                                   KY RSA #9         1289    A      CO 08/30/90    PRV
Kentucky RSA #9-10, Inc.                                   KY RSA #10        1289    A      CO 08/13/90    PRV
Kentucky RSA #11, Inc.                                     KY RSA #11        26145   A      CO 06/08/90    PRV
Lacrosse Cellular Telephone Company, Inc.                  La Crosse, WI     413     A      CO 08/09/88    PVS     TL/Real Time
Lar-Tex Cellular Telephone Company, Inc.                   Laredo, TX        419     A      CO 08/01/89    PRV     TL/Real Time
Texahoma Cellular Limited Partnership                      Lawton, OK        31066   B      CO 06/28/88    PVS     TL/Real Time
Lewiston CellTelCo                                         Lewiston, ME      427     A      CO 05/01/88    PVS     TL/Real Time
Ohio State Cellular Phone Company, Inc.                    Lynchburg, VA     30977   A      CO 09/12/89    PRV
Manchester-Nashua Cellular Telephone, L.P.                 Manchester, NH    445     A      CO 04/22/88    PRV     TL/Batch
USCOC of Cumberland, Inc.                                  MD RSA #1         30830   B      CO 11/22/91    PVS     TL/Real Time
Maine RSA #1, Inc.                                         ME RSA #1         1313    A      CO 11/18/91    PVS     TL/Real Time
Maine RSA #1. Inc.                                         ME RSA #2         1315    A      CO 12/06/91    PVS     TL/Real Time
Maine RSA #1, Inc.                                         ME RSA #3         1317    A      CO 08/01/91    PVS     TL/Real Time
Maine RSA No. 4 Limited Partnership                        ME RSA #4         1320    B      CO 09/30/91    PVS     TL/Real Time
USCOC of Medford                                           Medford, OR       436     B      CO 01/20/89    PVS     TL/Real Time
USCOC of Missouri RSA #5, Inc.                             MO RSA #3         1399    A      CO 06/16/92    PVS     TL/Real Time
USCOC of Missouri RSA #5, Inc.                             MO RSA #5         1403    A      CO 08/02/91    PVS     TL/Real Time
USCOC of Columbia                                          MO RSA #6         1406    B      CO 07/10/91    PVS     TL/Real Time
USCOC of Missouri RSA #13, Inc.                            MO RSA #13        1419    A      CO 05/20/91    PVS     TL/Real Time
Missouri #15 Rural Cellular, Inc.                          MO RSA #15        1423    A      CO 06/07/91    PVS     TL/Real Time
Missouri #15 Rural Cellular, Inc.                          MO RSA #16        1425    A      CO 06/28/91    PVS     TL/Real Time
Peace Valley Cellular Telephone Company                    MO RSA #17        1428    B      CO 08/19/91    PVS     TL/Real Time
North Carolina RSA #4, Inc.                                NC RSA #2         30596   B      CO 03/09/92    PVS     TL/Real Time
Ohio State Cellular Phone Company, Inc.                    NC RSA #3         1521    A      CO 06/08/90    PRV
North Carolina RSA #4, Inc.                                NC RSA #4         30656   B      CO 04/07/91    PVS     TL/Real Time
North Carolina RSA No.6, Inc.                              NC RSA #6         30559   A      CO 08/15/91    PVS     TL/Real Time
USCOC of North Carolina RSA #7, Inc.                       NC RSA #7         30959   A      CO 01/03/92    Pvs     TL/Real Time
North Carolina RSA #9, Inc.                                NC RSA #8         30563   A      CO 10/15/91    PVS     TL/Real Time
North Carolina RSA #9, Inc.                                NC RSA #9         30561   A      CO 11/26/91    PVS     TL/Real Time
North Carolina RSA #9, Inc.                                NC RSA #10        30567   A      CO 08/15/91    PVS     TL/Real Time
North Carolina RSA #9, Inc.                                NC RSA #11        30557   A      CO 02/03/92    PVS     TL/Real Time
North Carolina RSA #9, Inc.                                NC RSA #12        30565   A      CO 05/11/90    PVS     TL/Real Time
North Carolina RSA #9, Inc.                                NC RSA #13        1541    A      CO 07/19/90    PVS     TL/Real Time
North Carolina RSA #9, Inc.                                NC RSA #14        30639   A      CO 12/04/91    PVS     TL/Real Time
NH #1 Rural Cellular, Inc.                                 NH RSA #1         1484    B      CO 09/03/91    PVS     TL/Real Time
Minford Cellular Telephone Company                         OH RSA #9         1574    B      CO 11/20/91    PVS     TL/Real Time
United States Cellular Telephone Company (Greater Tulsa)   OK RSA #4         31042   B      CO 05/29/90    PVS
United States Cellular Telephone Company (Greater Tulsa)   OK RSA #6         26309   A      CO 08/06/93    PVS     TL/Real Time
Texahoma Cellular Limited Partnership                      OK RSA #8         31064   B      CO 07/26/91    PVS     TL/Real Time
Oklahoma #9 Rural Cellular, Inc.                           OK RSA #9         1595    A      CO 03/29/91    PVS     TL/Real Time
USCOC of Oklahoma RSA #10, Inc.                            OK RSA #10        30951   A      CO 12/13/91    PVS     TL/Real Time
Oregon RSA No. 2 Limited Partnership                       OR RSA #2         30928   B      CO 12/07/90    PVS     TL/Real Time
Oregon RSA No. 3 Limited Partnership                       OR RSA #3         30930   B      CO 12/07/90    PVS     TL/Real Time
USCOC of Oregon RSA #5, Inc.                               OR RSA #5         1607    A      CO 07/13/92    PVS     TL/Real Time
USCOC of Oregon RSA #5, Inc.                               OR RSA #5         30401   A      CO 10/13/92    PVS     TL/Real Time
Crook County RSA Limited Partnership                       OR RSA #6         1610    B      CO 06/14/91    PVS     TL/Real Time
Crook County RSA Limited Partnership                       OR RSA #6         30674   B      CO 04/30/92    PVS     TL/Real Time
Owensboro Cellular Telephone, L.P.                         Owensboro, KY     30357   A      CO 06/30/88    PVS     TL/Real Time
Pennsylvania RSA No. 10B (II) L.P.                         PA RSA #10        30828   B      CO 04/27/92    PVS     TL/Real Time
Illinois RSA #3, Inc.                                      Peoria, IL.       221     A      CO 11/07/87    PVS     TL/Real Time
USCOC of Richland                                          Richland, WA      30926   B      CO 02/10/89    PVS     TL/Real Time
Ohio State Cellular Phone Company, Inc.                    Roanoke, VA       30975   A      CO 10/10/86    PRV


                                                                     Page 2

                                                                               SYSTEM
USCC LICENSEES AND PERMITEES                               SERVICE AREA        ID      BLOCK  CP/CO GRANTED  TYPE    REAL TIME
----------------------------                               ------------        ------  -----  -------------  ----    ---------

USCOC of South Carolina RSA #4, Inc.                       SC RSA #4           1643    A      CO 03/17/92    PVS     TL/Real Time
USCOC of Tallahassee, Inc.                                 Tallahassee, FL     31071   A                     PVS
Tennessee RSA No. 3 Limited Partnership                    TN RSA #3           30920   B      CO 01/18/91    PVS     TL/Real Time
Tennessee RSA #4 Sub 2, Inc.                               TN RSA #4           30918   B      CO 10/11/91    PVS     TL/Real Time
Tennessee RSA #6B, Inc.                                    TN RSA #6           1684    B      CO 10/30/91    PVS     TL/Real Time
United States Cellular Telephone Company,                  IN RSA #7           30922   B      CO 02/06/91    PVS     TL/Real Time
   (Greater Knoxville), L.P.

United States Cellular Telephone Company                   Tulsa, OK           166     D      CO 08/30/85    PVS     TL/Real Time
   (Greater Tulsa)
Texahoma Cellular Limited Partnership                      TX RSA #4           31060   B      CO 06/15/91    PVS     TL/Real Time
Texahoma Cellular Limited Partnership                      TX RSA #5           31062   B      CO 06/28/91    PVS     TL/Real Time
Texas #20 Rural Cellular, Inc.                             TX RSA #18          30459   A      CO 06/30/91    PVS     TL/Real Time
Texas #20 Rural Cellular, Inc.                             TX RSA #19          30667   A      CO 08/26/91    PVS     TL/Real Time
Texas #20 Rural Cellular, Inc.                             TX RSA #20          1729    A      CO 06/26/91    PVS     TL/Real Time
USCOC of Virginia RSA #2, Inc.                             VA RSA #2           30985   A      CO 02/03/92    PVS     TL/Real Time
Virginia RSA #4, Inc.                                      VA RSA #4           30979   A      CO 01/02/92    PVS     TL/Real Time
Virginia RSA #4, Inc.                                      VA RSA #5           30981   A      CO 12/04/91    PVS     TL/Real Time
Virginia RSA #7, Inc.                                      VA RSA #7           30983   A      CO 11/18/91    PVS     TL/Real Time
Vermont Independent Cellular Telephone                     VT RSA #2           30754   B      CO 05/22/92    PVS     TL/Real Time
   General Partnership

Victoria Cellular Corporation                              Victoria, TX        30771   A      CO 03/07/88    PRV     TL/Real Time
USCOC of Washington-4, Inc.                                WA RSA #4           1779    A      CO 09/12/90    PVS     TL/Real Time
Western Sub-RSA Limited Partnership                        WA RSA #5           30932   B      CO 04/16/91    PVS     TL/Real Time
McDaniel Cellular Telephone Company                        WA RSA #6           1784    B      CO 11/15/89    PVS     TL/Real Time
Waterloo/Cedar Falls CellTelCo                             Waterloo, IA        589     A      CO 09/16/88    PVS     TL/Real Time
Wausau Cellular Telephone Company L.P.                     Wausau, WI          570     B      CO 11/14/88    PVS     TL/Real Time
Texahoma Cellular Limited Partnership                      Wichita Falls, TX   574     B      CO 01/15/88    PVS     TL/Real Time
USCOC of Wisconsin RSA #6, Inc.                            WI RSA #5           31009   A      CO 08/13/93    PVS     TL/Real Time
USCOC of Wisconsin RSA #6, Inc.                            WI RSA #6           31051   A      CO 12/28/90    PVS     TL/Real Time
USCOC of Wisconsin RSA #7, Inc.                            WI RSA #7           1815    A                     PVS
Wisconsin RSA No. 8 Limited Partnership                    WI RSA #8           1818    B      CO 09/14/90    PVS     TL/Real Time
Tri-State Cellular Partnership                             WV RSA #3           1794    B      CO 05/22/92    PVS     TL/Real Time
Hardy Cellular Telephone Company                           WV RSA #4           26130   B      CO 08/29/91    PVS     TL/Real Time
Hardy Cellular Telephone Company                           WV RSA #5           30808   B      CO 11/08/91    PVS     TL/Real Time
Georgia RSA #13, Inc.                                      WV RSA #7           1802    B      CO 07/27/90    PVS     TL/Real Time
Yakima MSA Limited Partnership                             Yakima, WA          580     B      CO 08/25/88    PVS     TL/Real Time

                                 APPENDIX II TO

                      INTERCARRIER ROAMER SERVICE AGREEMENT

                                     BETWEEN

                             PRICELLULAR CORPORATION

                                       and

                                  U.S. CELLULAR

                    GENERAL TERMS AND CONDITIONS FOR ROAMING

                                   DEFINITIONS

         A. The "Agreement" means the Intercarrier Roamer Service Agreement, including all appendices attached thereto, to which these General Terms and Conditions for Roaming are attached.

         B. The phrase "cellular service" means domestic public cellular radio telecommunications service.

         C. "Home Carrier" means a Party who is providing cellular service to its registered customers in a geographic area where it holds a license or permit for a domestic public cellular radio telecommunication system and station.

         D. "Serving Carrier" means a Party who provides cellular service for registered customers of another Party while such customers are out of their Home Carrier's geographic area and in the geographic area where the Serving Carrier holds a license or permit for a domestic public cellular radio telecommunication system and station.

         E. "Roamer" means a customer who seeks cellular service in a geographic area outside of the area served by the Party with whom it is registered.

         F. "Authorized Roamer" means a Roamer using equipment with the NPA/NXX combinations listed in accordance with Paragraph 3.2 of this Appendix II (except as specified in Paragraph 3.2 hereof) for whom the Serving Carrier has not received a negative notification in accordance with the provisions of
Article III hereof.

         G. "CIBER" means Cellular Intercarrier Billing Exchange Record.

         H. "CIBER Record" means the publication prepared by CIBERNET Corporation, a wholly-owned subsidiary of the Cellular Telecommunications Industry Association, as a service to the cellular service industry.

         I. "ESN" means the Electronic Serial Number that is "burned" in the customer's cellular telephone set by the manufacturer.

         J. "MIN" means the "Mobile Identification Number" which is assigned by a Home Carrier to each of its registered customers.

         K. "NPA/NXX combinations" means the six-digit numerical combinations assigned by regulatory authorities to identify the area code and prefix for cellular service.

         L. "Authorized Receipt Point" or "ARP" means the location or address of the Party designated by the "Home Carrier" as the delivery point for its CIBER records and authorized agent for performing CIBER Edits.

         M. "Clearinghouse" means that entity which provides for the exchange of CIBER records and performs industry accepted CIBER edits, including edits to verify Industry Negative File information.

         N. The phrase "approved CIBERNET Negative File Guidelines" means the negative file guidelines appearing in the CIBER Record in effect from time to time.

         O. Unless specifically provided otherwise in the Agreement, all words and phrases defined in the CIBER Record shall have the meaning herein that they have therein.

         P. "Industry Negative File" means the negative file maintained by the authorized Clearinghouses in accordance with approved CIBERNET Negative File Guidelines.

                                   PROVISIONS

                             I. PROVISION OF SERVICE

         1.1 Each Party shall provide, to any Authorized Roamer who so requests, cellular service in accordance with its own tariffs and with the terms and conditions of this Agreement.

         1.2 Notwithstanding anything in this Agreement to the contrary, a Serving Carrier may suspend or terminate service to an Authorized Roamer in accordance with the terms of its own tariffs, but such suspension or termination shall not affect the rights and obligations of the Parties for service furnished hereunder prior to such termination or suspension.

         1.3 In connection with its service to Roamers, no Serving Carrier shall use recorded announcements or other inducements for an Authorized Roamer to discontinue the cellular service of its Home Carrier or, unless otherwise authorized herein, Roamer's use of a Serving Carrier's system.

                             II. DIVISION OF REVENUE

         2.1 Each Home Carrier, whose customers (including the customers of its resellers) receive cellular service from a Serving Carrier as Authorized Roamers under this Agreement, shall pay to the Serving Carrier who provided such cellular service 100% of the Serving Carrier's charges for cellular service and one hundred percent (100%) of pass-through charges (i.e., any toll or other charges owed by the Serving Carrier hereunder to any toll provider or other carrier in connection with providing such cellular services).

                          III. EXCHANGE OF INFORMATION

         3.1 Attachment A to this Appendix II is a list furnished by the respective Parties of the valid NPA/NXX combinations used by their respective customers. These combinations shall be accepted by the other Parties. Each NPA/NXX combination is and shall be within the entire line range (0000-9999), or a specified portion thereof, in accordance with Appendix III. Each Party shall be responsible for all billings otherwise properly made under this Agreement to any number listed by such Party within the range or ranges specified by it in Attachment A. Additions, deletions, or changes to NPA/NXX combinations and line number range(s) for their respective customers shall be sent by each Party to the other Parties in the form of an amendment to Attachment A, with an effective date as defined in Appendix III.

         3.2 Each Party shall provide to each other Party, a list of MINs (from among those within the NPA/NXX combination(s) identified pursuant to Paragraph
3.1 hereof) and ESNs (of the cellular telephones to which the other Parties are not authorized to provide cellular service pursuant to this Agreement), which shall be entered into the Industry Negative File. The approved CIBERNET Negative File Guidelines shall be the governing criteria for all Parties. Thereafter, from time to time, as agreed by the Parties, each Party shall notify each other Party of all additions to, and deletions from, these lists for the customers of that particular Party. Such notifications shall be made during the normal business hours of PriCellular Corporation and U.S. Cellular via the Clearinghouse, by the means set forth in Appendix III and shall be in the form mutually agreed upon by the Parties and effective as defined in Appendix III.

         3.2.1 Each Party hereby agrees to indemnify each and all of the other Parties, together with their partners and any and all of their officers, directors, employees, agents and/or affiliates, against, and hold them harmless from, any and all claims, suits, demands, losses and expenses, including attorneys' fees and disbursements, which may result in any way whatsoever from the indemnified Party's denial of Roamer or local cellular service to any cellular telephone which has been listed pursuant to the preceding Paragraph 3.2 hereof) by the indemnifying Party as not being authorized to receive service.

         3.2.2 Each party, due to System limitations, may purge or delete numbers of its customers from the lists as referred to in Paragraph 3.2 hereof, but in all such cases, such purging or deletion must be done in accordance with the approved CIBERNET Negative File Guidelines. If purging or deletion of numbers is done prior to the time frames established, or through procedures not otherwise set forth, in the approved CIBERNET NegAtive File Guidelines, the Party implementing the purge or deletion will assume financial liability for any charges incurred by those numbers. All purges or deletions made pursuant to this Paragraph 3.2.2 shall be given through the Parties and shall be in the form mutually agreed upon by the Parties and effective as of the time established by the approved CIBERNET Negative File Guidelines (unless otherwise modified by mutual agreement of the Parties).

         3.3 To control fraudulent Roamer usage, each Party is required to use a positive validation/verification ("PV") system provided by a mutually agreed upon validation/verification service in all markets set forth in Appendix I. Each Party shall provide to the other Parties, a list of all markets and their PV status in the space provided in Appendix I. Appendix I shall be promptly updated as changes occur in the PV status of any market. The Parties shall cooperate in good faith on each of their respective behalf to control fraudulent Roamer usage. All Parties agree to notify each other should such fraudulent usage become apparent on any Party's system. If a Party to this Agreement has not implemented PV in each operational market to be included in this Agreement, then Attachment B, entitled "Fraud Liability", in a form satisfactory to the Parties must be executed and delivered by such Party prior to execution of this Agreement. Such Party is referred to as in Attachment B. In addition, any new operational market that becomes operational after execution of this Agreement shall automatically become subject to the provisions of this Agreement, except where no PV has been implemented in such market, an agreement in the form of Attachment B which is satisfactory to the Parties shall be required to have been executed and delivered prior to the inclusion of such market under the provisions of this Agreement. The Parties agree that calls completed by a Serving Carrier, either (a) after a PV request has determined that a Roamer is not a valid customer of the Home Carrier or (b) for any unauthorized ESN after entry to the Industry Negative File has become effective, shall be the sole responsibility of the Serving Carrier. PV requests will be made on all Roamer MIN/ESN combinations in accordance with Clearinghouse standard operating procedures as noted in Appendix III.

         3.4 Not later than the date of execution of this Agreement, the Parties shall furnish each other a copy of their current or proposed tariffs. If any Party has filed for any damages in an existing tariff, copies of the proposed revised pages also shall be provided. Each Party shall also notify each other Party of any applicable change in its tariffs, with an effective date as specified in Appendix III, and shall include .with such notice copies of the revised pages of such tariffs. If tariffs are not required to be filed by a certain jurisdiction, the Parties shall exchange the written terms and conditions of service to be used in lieu thereof and any amendments thereto. The roamer charges shall be the same as those applicable to other cellular carriers whose customers are permitted to roam on each Party's system. Where the foreign carrier offers roamer service at home rates to customers in adjacent MSA's or RSA's, it must offer the same rates to all carriers serving those MSA's or RSA's.

         3.5 All information not of public record that is exchanged pursuant to this Agreement shall be treated as confidential, Parties obtaining such confidential information through this Agreement shall use it only as necessary to carry out the purposes of this Agreement or as necessary to comply with federal, state or local law, Parties obtaining confidential information through this Agreement shall not disclose its contents except as necessary to its duly authorized agents to carry out the purposes of this Agreement or as necessary to comply with federal, state or local law. The obligation to protect the confidentiality of information shall survive the termination of the agreement for a period of five years.

                                   IV. BILLING

         4.1 Each Home Carrier shall be responsible for billing to, and collecting from, its own customers all charges that are incurred by such customers as a result of service provided to them as Authorized Roamers by the Serving Carrier. The Home Carrier shall also be responsible for billing its customers for, and remitting to, the Federal Government all federal excise tax that may be due in connection with the service being billed by it to its customers. While the Serving Carrier will be responsible for the computation and remittance of all state and local taxes, each Home Carrier shall be liable to the Serving Carrier for all such state and local taxes remitted by the Serving Carrier, for authorized roamers regardless of whether these amounts are paid to the Home Carrier by its customers.

         4.2 The Parties will cooperate and, as necessary, supplement this Agreement in order to minimize fraudulent or other unwarranted use of their systems. If any Party reasonably decides that, in its sole judgement despite due diligence and cooperation pursuant to the preceding sentence, fraudulent or other unwarranted use has reached an unacceptable level of financial loss and is not readily remediable, such Party may suspend this Agreement pursuant to
Section VI hereof.

         4.3 Each Serving Carrier who provides cellular service to an Authorized Roamer pursuant to this Agreement shall forward Roamer billing information, on at least a weekly basis, in accordance with the procedures and standards set forth in the CIBER Record to the Home Carrier's Authorized Receipt Point, Except for Serving Carriers utilizing the CIBERNET Corporation Net Settlement Program, each Serving Carrier who provides cellular service to an Authorized Roamer pursuant to this Agreement shall send the Home Carrier a paper invoice within the time period specified in Appendix III. This invoice shall reflect all charges relating to service for which Authorized Roamer billing information was forwarded to the Home Carrier during the previous "Billing Period", as defined in Appendix III. The Serving Carrier will use the information provided by its Clearinghouse for invoice preparation and support. The Home Carrier shall be furnished with an invoice setting forth the same information required in Appendix III from non-Clearinghouse Serving Carriers. In either case, the Home Carrier will only pay for Authorized Roamer charges based on the settlement report provided by its Clearinghouse.

         4.4 Where the Authorized Roamer billing information required to be provided by the Serving Carrier in accordance with Paragraph 4.3 above is not in accordance with the CIDER Record, the Home Carrier may return the defective record to the Serving Carrier as provided in the CIBER Record. Returning the defective record will be in accordance with CIBER Record established procedures. The Serving Carrier may correct the defective record and return it to the Home Carrier for billing, provided that the time period from the date of the call to the receipt of the corrected record does not exceed the time period specified under "Message Date Edit" in Appendix III.

         4.5 No credit for insufficient data or defective records shall be permitted except as provided in Paragraph 4.4 above, unless mutually agreed upon by both Parties. Any credit that is requested by the Home Carrier must be fully documented and submitted utilizing the format set forth in Attachment C.

                                  V. SETTLEMENT

         5.1 Each Party will settle its accounts with the other Parties on the basis of billing information received pursuant to Section IV hereof as of the "Close of Billing", as that phrase is defined in Appendix III. The Home Carrier shall remit to the Serving Carrier's designated account by wire transfer or check such amounts as are due to the Serving Carrier as of the Close of Billing. Carriers utilizing net settlement procedures set forth in the CIBER Record are not required to submit a paper invoice and will make payments in accordance with such net settlement procedures.

         5.2 Any payment which is received later than the date permitted in Appendix III shall be subject to a late charge equal to that set forth in Appendix III. The only exception to this requirement shall be late payments which are delayed in forwarding through circumstances which are beyond the control of the Home Carrier and are agreed to by the Serving Carrier, which agreement shall not be unreasonably withheld.

                   VI. TERMINATION AND SUSPENSION OF AGREEMENT

         6.1 This Agreement may be suspended or terminated in accordance with the provisions hereof either (1) in part, but only as to a particular Domestic Public Cellular Radio Telecommunications System/Station or Systems/Stations of a Party or Parties, or (2) in whole.

         6.2 This Agreement may be terminated without cause by either of the Parties, unless contravened by Federal Communications Commission ("FCC") or other regulatory rule, order or regulation effective with a thirty (30) days' written notice to the other Party. In the event of a default under this Agreement or a change by state or federal licensing authorities banning or severely impairing the use of Roamer service by the Parties, this Agreement may be terminated immediately upon written notice by the Parties, respectively.

         6.3 This Agreement may be suspended by either Party immediately upon written notice to the other under the terms specified in this Agreement. The Parties shall work together to resolve as expeditiously as possible any difficulty that causes such suspension. At such time as the Party originally giving notice of suspension concludes that the problem causing the suspension has been resolved, that Party shall give to the other written notice to this effect. This Agreement shall resume in full effect five (5) business days after the Parties have mutually agreed that the problem has been resolved, unless either Party thereafter gives written notice that in its reasonable view the problem necessitating the suspension has not been resolved. If the problem causing the suspension of this Agreement remains unresolved for thirty (30) days, this Agreement may be terminated by written notification by either Party.

         6.4 The termination or Suspension of this Agreement shall not affect the rights and liabilities of the Parties under this Agreement with respect to all Authorized Roamer charges incurred prior to the effective date of such termination or suspension.

         6.5 Any disputes between the Parties under the terms of this Agreement which cannot be resolved by the Parties within twenty (20) business days will be submitted to informal review and mediation by the Federal Communications Commission (FCC), provided that if no resolution is reached by the Parties within thirty (30) business days of submittal to the FCC, either party may pursue other remedies at law or equity.

                                  VII. DEFAULT

         7.1 A Party will be in default under this Agreement upon the occurrence of any of the following events:

         (a) Breach of any term of this Agreement, if such breach shall continue for thirty (30) days after receipt of written notice thereof;

         (b) Voluntary liquidation or dissolution;

         (c) A final order by the Federal Communications Commission ("FCC") revoking or denying renewal of the cellular service license or permit granted to such Party; or

         (d) Such Party (i) filing pursuant to a statute of the United States or of any state, a petition for bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee for all or a portion of such Party's property, (ii) has filed against it, pursuant to a statute of the United States or of any state, a petition for bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee for all or a portion of such Party's property, provided that within sixty (60) days after the filing of any such petition such Party fails to obtain a discharge thereof, or
(iii) making an assignment for the benefit of creditors or petitioning for, or voluntarily entering into, an arrangement of similar nature, and provided that such filing, petition or appointment is still continuing.

         8.1 Neither Party may sell, assign, transfer, or convey its interest in this Agreement or any of its rights or obligations hereunder without the written consent of both Parties, except that a Party may assign its rights and obligations hereunder to an assignee of its cellular service license or permit issued by the FCC, provided that such assignee expressly assumes, by written instrument approved by PriCellular Corporation in the case of a U.S. Cellular Party, and U.S. Cellular in the case of a PriCellular Corporation Party, all of the obligations of such Party hereunder and thereby becomes a Party hereunder. No person other than a Party to this Agreement shall acquire any rights hereunder as a third-Party beneficiary or otherwise by virtue of this Agreement.

              IX. NO PARTNERSHIP OR AGENCY RELATIONSHIP IS CREATED

         9.1 Nothing contained in this Agreement shall constitute the Parties as partners with one another or render any Party liable for any debts or obligations of any other Party, nor shall any Party hereby be constituted the agent of any other Party.

                    X. NOTICES AND AUTHORIZED REPRESENTATIVES

         10.1 Unless otherwise specified in this Agreement:

         (a) All notices required under this Agreement shall be given in writing; and,

         (b) All notices shall be either personally delivered, dispatched by telegram, or dispatched by certified mail return receipt requested to the persons specified in this Agreement or to such other persons at such other addresses as either Party may designate by written notice to the other.

         10.2 For the purposes of this Agreement, PriCellular Corporation shall be the authorized representative of the PriCellular Parties and U.S. Cellular shall be the authorized representative of the U.S. Cellular Parties.

                                XI. MISCELLANEOUS

         11.1 The Parties agree to comply with, conform to, and abide by all applicable and valid laws, regulations, rules and orders of all governmental agencies and authorities, and agree that this Agreement is subject to such laws, regulations, rules and orders.

         11.2 The Parties agree to use their respective best, diligent, and good faith efforts to fulfill all of their obligations under this Agreement. The Parties recognize, however, that to effectuate all the purposes of this Agreement, it may be necessary either to enter into future agreements or to amend this Agreement, or both. In that event, the Parties agree to negotiate with each other in good faith.

         11.3 This Agreement constitutes the full and complete agreement of the Parties. Any prior agreements among the Parties with respect to this subject matter are hereby superseded. This Agreement may not be amended, except by the written consent of the Parties. Waiver of any breach of any provision of the Agreement must be in writing signed by PriCellular Corporation in the case of a breach by U.S. Cellular or by U.S. Cellular in the case of breach by PriCellular Corporation and such waiver shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision. The failure of a Party to insist upon strict performance of any provision of this Agreement or any obligation under this Agreement shall not be a waiver of such Party's right to demand strict compliance therewith in the future.

         11.4 The headings in this Agreement are inserted for convenience and identification only and are not intended to describe,interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof.

         11.5 This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

         11.6 The Agreement will govern the provision of roamer service in each Party's respective service areas, as identified in this Agreement and by written instrument passed between the Parties. A Home Carrier shall have the right to refuse to receive roamer service in an area (RSA or MSA) served by the Foreign Carrier, notwithstanding the Home Carrier's request for roamer service in another area (RSA or MSA) served by the Foreign Carrier. If necessary to prevent service from being provided, the Foreign Carrier must procure the software required to provide roamer service in the requested areas only or assume any charges that otherwise occur in providing service in the non-requested areas.

         11.7 As license holders of record within their respective service areas, it is the sole responsibility of each Foreign Carrier to ensure that the terms of this Agreement governing the provision of Roamer Services within their service areas are met, regardless of whether the Foreign Carrier provides service through facilities owned and/or operated by another company.

                               XII. CHOICE OF LAW

         12.1 This Agreement shall be construed in accordance with the laws of the state of the Serving Carrier.

                                                                 [ATTACHMENT A]

                                  CIBER RECORD

                             METHODS AND PROCEDURES

         The following information is furnished to [A] and [B] pursuant to Paragraph 3.1 of Appendix II to the Intercarrier Roamer Service Agreement between [A] and [B] by [X], one of the Parties to the
         Agreement:

--------------------------------------------------------------------------------

NPA/NXX          LINE RANGE      SID CODE      CITY      START DATE     END DATE

--------------------------------------------------------------------------------
*SEE TECHNICAL DATA SHEET FOR DETAIL

                   [X]

By:
   -------------------------------

Title:
      ----------------------------

Issue Date:
           -----------------------


(The effective date shall be
that defined in Appendix III
of the above-referenced Inter-
carrier Roamer Service Agreement)

                                  ATTACHMENT A

                       UNITED STATES CELLULAR CORPORATION
                       CIBER RECORD METHODS AND PROCEDURES
                             DATE: DECEMBER 31 1996

         The following information is furnished to USCC and PriCellular Corporation pursuant to Paragraph 3.1 of Appendix II to the Intercarrier Roamer Service Agreement between USCC and PriCellular Corporation, one of the parties to the Agreement.



      MSA/RSA                          SID/BID   BAND     NPA-NXX             ACCESS NUMBER                 CUSTOMER
      -------                          -------   ----     -------             -------------                 --------
Asheville, NC                            246       B      704-232             704-777-ROAM                615-640-8660
                                                          704-691                                         #711
                                                          704-696
                                                          704-697
                                                          704-777
                                                          704-778
                                                          704-779
----------------------------------------------------------------------------------------------------------------------------
Bangor, ME                               271       A      207-557             207-944-ROAM                603-533-2000
                                                          207-746                                         #711
                                                          207-461
                                                          207-944
----------------------------------------------------------------------------------------------------------------------------
CA RSA #1                                1059      A      707-498             707-498-ROAM                541-821-8210
(Eureka, CA)                                              707-441             916-842-0300                #711
                                                          707-496
                                                          707-954
                                                          916-623
                                                          916-841
                                                          916-842
                                                          916-926
----------------------------------------------------------------------------------------------------------------------------
CA RSA #2                                1061      A      916-251             503-821-ROAM                541-821-8210
(Susanville, CA)                                          916-260                                         #711
----------------------------------------------------------------------------------------------------------------------------
CA RSA #9                                1075      A      707-489             707-489-ROAM                541-821-8210
(Mendocino, CA)                                                                                           #711
----------------------------------------------------------------------------------------------------------------------------
Cedar Rapids, IA                         303       A      319-350             319-350-ROAM                319-350-1000
                                                          319-560                                         #711
----------------------------------------------------------------------------------------------------------------------------
Charlottesville, VA                      309       A      804-960             804-960-ROAM                540-580-5800
                                                                                                          #711
----------------------------------------------------------------------------------------------------------------------------
Columbia, MO                             298       B      573-819             573-881-ROAM                573-474-0400
                                                          573-881                                         #711
----------------------------------------------------------------------------------------------------------------------------
Corpus Christi, TX                       191       A      512-946             512-319-ROAM                210-740-6800
                                                          512-947                                         #711
                                                          512-960
----------------------------------------------------------------------------------------------------------------------------
Cumberland, MD                           26132     B      301-707             301-707-ROAM                304-282-5000
                                                                                                          #711
----------------------------------------------------------------------------------------------------------------------------
Davenport, IA                            193       A      319-349             319-349-ROAM                319-350-1000
                                                          309-737                                         #711
                                                          309-525
                                                          319-320
----------------------------------------------------------------------------------------------------------------------------
Des Moines, IA                           195       A      515-238             515-249-ROAM                319-350-1000
                                                          515-249                                         #711
                                                          515-250
                                                          515-681
                                                          515-669
----------------------------------------------------------------------------------------------------------------------------
Dubuque, IA                              331       A      319-590             319-590-ROAM                319-350-1000
                                                                                                          #711
----------------------------------------------------------------------------------------------------------------------------
Evansville, IN                           197       A      502-830             813-457-3200                812-464-5111
                                                          502-831                                         #711
                                                          812-453
                                                          812-457
                                                          812-449


FL RSA #5                                30455     A      TBA                 352-665-ROAM                352-665-4477
(Palatka, FL)                                                                                             #711
----------------------------------------------------------------------------------------------------------------------------
FL RSA #6                                30453     A      TBA                 352-665-ROAM                352-665-4477
(Chiefland, FL)                                                                                           #711
----------------------------------------------------------------------------------------------------------------------------
FL RSA #8                                30987     A      904-342             912-251-ROAM                352-665-4477
(Jefferson, FL)                                           904-838                                         #711
----------------------------------------------------------------------------------------------------------------------------
FL RSA #9                                31073     A      904-899             904-899-ROAM                352-665-4477
(Calhoun, FL                                                                                              #711
----------------------------------------------------------------------------------------------------------------------------
FL RSA #10                               31075     A      904-526             904-849-ROAM                352-665-4477
(Manana, FL)                                              904-718                                         #711
                                                          904-892
                                                          904-849
                                                          904-951
----------------------------------------------------------------------------------------------------------------------------
Ft. Pierce, FL                           340       B      407-284             561-284-ROAM                561-692-3030
(Central                                                  407-529                                         #711
Florida                                                   561-284
Cellular)                                                 561-529
                                                          561-530
----------------------------------------------------------------------------------------------------------------------------
Gainesville, FL                          31067     A      352-213             352-665-ROAM                352-665-4477
                                                          352-214                                         #711
                                                          352-665
                                                          904-966
                                                          904-972
----------------------------------------------------------------------------------------------------------------------------
GA RSA #11                               30789     A      912-281             912-284-ROAM                352-665-4477
(Waycross, GA)                                                                                            #711
----------------------------------------------------------------------------------------------------------------------------
GA RSA #14                               1155      A      912-251             912-251-ROAM                352-665-4477
(Worth, GA)                                               912-292                                         #711
----------------------------------------------------------------------------------------------------------------------------
Hagerstown, MD                           364       B      301-491             301-491-ROAM                304-388-2500
                                                                                                          #711
----------------------------------------------------------------------------------------------------------------------------
HI RSA #3                                1161      A      808-936             808-936-ROAM                808-326-9335
(The Big Island)                                          808-937                                         #711
----------------------------------------------------------------------------------------------------------------------------
IA RSA #1                                1211      A      712-520             712-520-ROAM                319-350-1000
(Red Oak, IA)                                             712-350                                         #711
                                                          712-621
                                                          712-542
----------------------------------------------------------------------------------------------------------------------------
IA RSA #2                                1213      A      515-344             515-344-ROAM                319-350-1000
(Osceola, IA)                                                                                             #711
----------------------------------------------------------------------------------------------------------------------------
IA RSA #3                                30955     A      515-469             515-777-ROAM                319-350-1000
(Ottumwa, IA)                                             515-777                                         #711
----------------------------------------------------------------------------------------------------------------------------
Iowa City, IA /                          30961     A      319-330             319-330-ROAM                319-350-1000
IA R5A #4 /                                               319-430                                         #711
IA R5A #6                                                 319-560
(Knoxville, IA) /                                         319-260             319-260-ROAM
IA RSA #11                                                319-470
                                                          319-759
                                                          515-660             515-660-ROAM
                                                          515-751
                                                          515-891
----------------------------------------------------------------------------------------------------------------------------
IA RSA #5                                1219      A      319-480             319-357-ROAM                319-350-1000
(Clinton, IA)                                             319-357                                         #711
----------------------------------------------------------------------------------------------------------------------------
IA RSA #7                                1223      A      712-250             712-250-ROAM                319-350-1000
(Atlantic, IA)                                            515-250                                         #711
                                                          515-431
----------------------------------------------------------------------------------------------------------------------------
IA RSA #9                                1228      B      515-370             515-370-ROAM                319-350-1000
(Carroll, IA)                                             712-830             712-830-ROAM                #711
----------------------------------------------------------------------------------------------------------------------------
IA RSA #10                               1229      A      515-290             515-290-ROAM                319-350-1000
(Fort Dodge, IA)                                          515-368                                         #711
                                                          515-571
----------------------------------------------------------------------------------------------------------------------------
IA RSA #12                               26125     A      319-920             319-920-ROAM                319-350-1000
(Independence, IA)                                        319-380             319-380-ROAM                #711
                                                          319-420
                                                          319-880
----------------------------------------------------------------------------------------------------------------------------
IA RSA #13                               1235      A      319-240             319-240-ROAM                319-350-1000
(Mitchell, IA)                                            515-330                                         #711


IA RSA #14                               1237      A      515-425             515-425-ROAM                319-350-1000
(Mason City, IA)                                          515-341                                         #711
----------------------------------------------------------------------------------------------------------------------------
IA RSA #16                               26141     A      712-261             712-261-ROAM                319-350-1000
(Cherokee, IA)                                                                                            #711
----------------------------------------------------------------------------------------------------------------------------
ID RSA #5                                30661     A      208-431             208-431-ROAM                918-639-5432
(Twin Falls, ID)                                          208-539                                         #711
                                                          208-727
                                                          208-731
----------------------------------------------------------------------------------------------------------------------------
ID RSA #6                                1173      A      208-221             208-251-ROAM                918-639-5432
(Pocatello, ID)                                           208-251                                         #711
                                                          208-390
                                                          208-547
                                                          208-589
                                                          208-681
                                                          208-766
                                                          208-847
                                                          208-852
----------------------------------------------------------------------------------------------------------------------------
IL RSA #1                                30611     A      815-757             815-757-ROAM                608-781-2600
(Jo Daviess, IL)                                          815-622                                         #711
                                                          815-266
                                                          815-535
                                                          815-631
----------------------------------------------------------------------------------------------------------------------------
IL RSA #3                                1179      A      309-336             309-337-ROAM                608-781-2600
(Galesburg, IL)                                           309-327                                         #711
                                                          309-224
----------------------------------------------------------------------------------------------------------------------------
IL RSA #4                                1914      B      217-242             217-242-ROAM                314-474-0400
(Quincy, IL)                                              217-248                                         #711
----------------------------------------------------------------------------------------------------------------------------
IN RSA #4                                1200      B      219-568             219-721-ROAM                812-457-3200
(Logansport, IN)                                          219-721             317-652-ROAM                #711
                                                          317-472             219-568-ROAM
                                                          317-473
                                                          317-564
                                                          317-652
                                                          317-654
----------------------------------------------------------------------------------------------------------------------------
IN RSA #5                                30800     B      317-363             317-363-ROAM                812-457-3200
(Crawfordsville, IN)                                      317-657                                         #711
----------------------------------------------------------------------------------------------------------------------------
IN RSA #7                                30457     A      812-254             812-887-ROAM                812-457-3200
(Vincennes, IN)                                           812-257                                         #711
                                                          812-354
                                                          812-384
                                                          812-630
                                                          812-829
                                                          812-887
----------------------------------------------------------------------------------------------------------------------------
Joplin, MO                               384       B      417-438             417-438-ROAM                918-665-0101
                                                          417-439                                         #711
                                                          417-359
                                                          417-455
----------------------------------------------------------------------------------------------------------------------------
KS RSA #15                               1272      B      316-249             417-438-ROAM                918-665-0101
(Elk, KS)                                                 316-252                                         #711
                                                          316-330
                                                          316-331
                                                          316-432
                                                          316-423
----------------------------------------------------------------------------------------------------------------------------
Knoxville, TN                            104       B      423-216             423-679-ROAM                423-640-8660
                                                          423-640                                         #711
                                                          423-659
                                                          423-660
                                                          423-679
                                                          423-680
----------------------------------------------------------------------------------------------------------------------------
KY RSA #1                                30917     A      502-519             502-599-ROAM                812-457-3200
(Paducah, KY)                                             502-559                                         #711
----------------------------------------------------------------------------------------------------------------------------
KY RSA #2                                30711     A      502-836             502-836-ROAM                812-457-3200
(Madisonville, KY)                                                                                        #711


KY RSA #3                                30757     A      502-237             502-792-ROAM                812-457-3200
(Meade, KY)                                               502-259                                         #711
                                                          502-725
                                                          502-792
----------------------------------------------------------------------------------------------------------------------------
KY RSA #9&10                             1289      A      606-434             606-434-ROAM                918-639-5432
(Pikeville, KY)                                           606-454                                         #711
----------------------------------------------------------------------------------------------------------------------------
KY RSA #11                               26145     A      606-524             606-524-ROAM                918-639-5432
(Clay, KY)                                                606-545                                         #711
                                                          606-546
----------------------------------------------------------------------------------------------------------------------------
La Crosse, WI                            413       A      608-792             608-792-ROAM                608-792-7100
                                                                                                          #711
----------------------------------------------------------------------------------------------------------------------------
Laredo, TX                               419       A      210-744             210-744-ROAM                210-740-6800
                                                          210-740                                         #711
----------------------------------------------------------------------------------------------------------------------------
Lawton, OK                               31066     B      405-351             405-585-ROAM                817-761-2500
                                                          405-585                                         #711
                                                          405-512
                                                          405-591
----------------------------------------------------------------------------------------------------------------------------
Lewiston, ME                             427       A      207-754             207-754-ROAM                603-533-2000
                                                          207-557                                         #711
----------------------------------------------------------------------------------------------------------------------------
Lynchburg, VA                            30977     A      804-610             804-660-ROAM                540-580-5800
                                                          804-660                                         #711
----------------------------------------------------------------------------------------------------------------------------
Manchester, NH                           445       A      603-345             603-345-ROAM                603-533-2000
                                                          603-398                                         #711
                                                          603-533
                                                          603-620             (eff 1/15)
                                                          603-582
----------------------------------------------------------------------------------------------------------------------------
MD RSA #1                                30830     B      301-616             301-616-ROAM                304-288-2500
(McHenry, MD)                                                                                             #711
----------------------------------------------------------------------------------------------------------------------------
ME RSA #1                                1313      A      207-557             207-461-ROAM                603-533-2000
(Rumford, ME)                                             207-778                                         #711
                                                          207-446
----------------------------------------------------------------------------------------------------------------------------
ME RSA #2                                1315      A      207-474             207-441-ROAM                603-533-2000
(Somerset, ME)                                            207-557                                         #711
                                                          207-592
                                                          207-446
----------------------------------------------------------------------------------------------------------------------------
ME RSA #3                                1317      A      207-441             207-441-ROAM                603-533-2000
(Augusta, ME)                                             207-557                                         #711
                                                          207-873
                                                          207-446
----------------------------------------------------------------------------------------------------------------------------
ME RSA #4                                1320      B      207-460             207-460-ROAM                603-533-2000
(Ellsworth, ME)                                           207-461                                         #711
                                                          207-557
----------------------------------------------------------------------------------------------------------------------------
Medford, OR                              436       B      541-821             541-821-ROAM                541-821-8210
                                                          541-890                                         #711
----------------------------------------------------------------------------------------------------------------------------
MO RSA #3                                1399      A      816-341             816-341-ROAM                573-474-0400
(Schuyler, MO)                                                                                            #711
----------------------------------------------------------------------------------------------------------------------------
MO RSA #5                                1403      A      816-651             816-651-ROAM                573-474-0400
(Moberly, MO)                                                                                             #711
----------------------------------------------------------------------------------------------------------------------------
MO RSA #6                                1406      B      573-881             573-881-ROAM                573-474-0400
(Hannibal, MO)                                            573-754             573-470-ROAM                #711
                                                          573-248
                                                          573-470
                                                          573-473
                                                          573-406
----------------------------------------------------------------------------------------------------------------------------
MO RSA #13                               1419      A      573-210             573-881-ROAM                573-474-0400
(Ste. Genevieve, MO)                                      573-431                                         #711
                                                          573-518
                                                          573-880
----------------------------------------------------------------------------------------------------------------------------
MO RSA #15                               1423      A      417-331             417-331-ROAM                573-474-0400
(West Plains, MO                                                                                          #711
----------------------------------------------------------------------------------------------------------------------------
MO RSA #16                               1425      A      417-331             417-464-ROAM                675-474-0400
(Lebanon, MO)                                             417-464                                         #711
                                                          417-531


MO RSA #17                               1428      B      417-321             417-331-ROAM                573-474-0400
(Fremont, MO)                                             573-996                                         #711
----------------------------------------------------------------------------------------------------------------------------
NC RSA #2                                30596     B        TBA               704-777-ROAM                423-640-8660
(Burnsville, NC)                                                                                          #711
----------------------------------------------------------------------------------------------------------------------------
NC RSA #3                                1521      A      910-325             910-902-ROAM                540-580-5000
(Ashe, NC)                                                910-363                                         #711
                                                          910-385
                                                          910-902
----------------------------------------------------------------------------------------------------------------------------
NC RSA #4                                30656     B      704-223             704-777-ROAM                423-640-8660
(Shelby, NC)                                              704-247                                         #711
                                                          704-248
                                                          704-899
                                                          704-659
----------------------------------------------------------------------------------------------------------------------------
NC RSA #6                                30559     A      910-215             919-499-ROAM                919-321-2666
(Sanford, NC)                                             919-499             919-215-ROAM                #711
                                                          919-545
----------------------------------------------------------------------------------------------------------------------------
NC RSA #7                                30959     A      919-213             919-213-ROAM                919-321-2666
(Oxford, NC)                                              919-497                                         #711
                                                          919-690
                                                          910-634
                                                          910-597
                                                          910-598
                                                          910-503
                                                          910-344
----------------------------------------------------------------------------------------------------------------------------
NC RSA #8                                30563     A      919-813             919-813-ROAM                919-321-2666
(Rocky Mount, NC)                                         919-236             919-236-ROAM                #711
                                                          919-536
----------------------------------------------------------------------------------------------------------------------------
NC RSA #9                                30561     A      919-209             919-331-5576                919-321-2666
(Elizabeth City)                                          919-331                                         #711
                                                          919-332
                                                          919-333
                                                          919-398
----------------------------------------------------------------------------------------------------------------------------
NC RSA #10                               30567     A      919-915             919-915-ROAM                919-321-2666
(Goldsboro, NC)                                           919-560             919-580-ROAM                #711
                                                          919-738
                                                          919-891
----------------------------------------------------------------------------------------------------------------------------
NC RSA #11                               30557     A      910-618             910-618-ROAM                919-321-2666
(Lumberton, NC)                                           910-640                                         #711
                                                          910-740
                                                          910-872
                                                          910-862
                                                          910-904
----------------------------------------------------------------------------------------------------------------------------
NC RSA #12                               30565     A      910-590             919-590-ROAM                919-321-2666
(Clinton, NC)                                             910-289                                         #711
----------------------------------------------------------------------------------------------------------------------------
NC RSA #13                               1541      A      919-504             910-618-ROAM                919-321-2666
(Kinston, NC)                                             919-514                                         #711
                                                          919-526
                                                          919-635
                                                          919-637
                                                          919-638
                                                          919-728
                                                          919-939
                                                          919-559
----------------------------------------------------------------------------------------------------------------------------
NC RSA #14                               30639     A      919-413             919-714-ROAM                919-321-2666
(Greenville, NC)                                          919-473                                         #711
                                                          919-475
                                                          919-531
                                                          919-714
                                                          919-796
                                                          919-798
                                                          919-799
                                                          919-809
                                                          919-943
                                                          919-944
                                                          919-987


NH RSA #1                                1484      B      603-252             603-358-0999                603-533-2000
(Lebanon, NH)                                             603-358             603-252-ROAM                #711
                                                          603-398
----------------------------------------------------------------------------------------------------------------------------
OH RSA #9                                1574      B      614-285             614-285-ROAM                918-639-5432
(Jackson, OH)                                             614-441                                         #711
                                                          614-656
----------------------------------------------------------------------------------------------------------------------------
OK RSA #4                                31042     B      918-244             918-636-ROAM                918-665-0101
(Miami, OK)                                               918-331                                         #711
                                                          918-540
                                                          918-542
----------------------------------------------------------------------------------------------------------------------------
OK RSA #6                                26309     A      918-684             918-684-ROAM                918-665-0101
(Muskogee, OK)                                            916-666                                         #711
                                                          918-429
                                                          918-650
                                                          918-680
                                                          918-759
----------------------------------------------------------------------------------------------------------------------------
OK RSA #8                                31064     B      405-266             405-261-0099                817-761-2500
(Duncan, OK)                                              405-287             405-467-ROAM                #711
                                                          405-281             405-471-ROAM
                                                          405-335
                                                          405-467
                                                          405-471
                                                          405-512
                                                          405-687
                                                          405-679
                                                          405-675
----------------------------------------------------------------------------------------------------------------------------
OK RSA #9                                1595      A      405-320             405-465-ROAM                617-761-2500
(Ardmore, OK)                                             405-465                                         #711
                                                          405-513
                                                          405-931
----------------------------------------------------------------------------------------------------------------------------
OK RSA #10                               30951     A      405-266             405-565-ROAM                817-761-2500
(Idabel, OK)                                              405-317                                         #711
                                                          405-513
                                                          918-465
----------------------------------------------------------------------------------------------------------------------------
OR RSA #2                                30928     B      541-308             541-993-ROAM                509-248-3000
(The Dalles, OR)                                          541-387                                         #711
                                                          541-993
----------------------------------------------------------------------------------------------------------------------------
OR RSA #3                                30930     B      541-379             541-379-ROAM                541-821-6210
(Pendleton, OR)                                           541-881                                         #711
----------------------------------------------------------------------------------------------------------------------------
OR RSA #5                                30401     A      541-430             541-821-ROAM                541-821-8210
(Roseburg, OR)                                            541-290                                         #711
                                                          541-430
                                         1607             541-660
                                                          541-469
                                                          541-863
----------------------------------------------------------------------------------------------------------------------------
OR RSA #6                                1610      B      541-420             541-420-ROAM                541-821-8210
(Klamath Falls, OR)                      30674            541-892                                         #711
----------------------------------------------------------------------------------------------------------------------------
Owensboro, KY                            30357     A      502-929             812-887-ROAM                812-464-5111
                                                                                                          #711
----------------------------------------------------------------------------------------------------------------------------
PA RSA #10                               30828     B      814-585             614-585-ROAM                304-288-2500
(Chambersburg, PA)                                                                                        #711
----------------------------------------------------------------------------------------------------------------------------
Peoria, IL                               221       A      309-678             309-678-ROAM                608-792-7100
                                                          309-635                                         #711
                                                          309-645
----------------------------------------------------------------------------------------------------------------------------
Richland, WA                             30926     B      509-786             509-948-ROAM                509-248-3000
                                                          509-947                                         #711
                                                          509-948
----------------------------------------------------------------------------------------------------------------------------
Roanoke, VA                              30975     A      540-309             540-580-ROAM                540-580-5600
                                                          540-580                                         #711
                                                          540-330              (eff. 12/13)
                                                          540-871


SC RSA #4                                1643      A      803-841             803-841-4628                919-321-2668
(Chesterfield, SC)                                        803-339                                         #711
                                                          803-309
                                                          803-310
----------------------------------------------------------------------------------------------------------------------------
Tallahassee, FL                          31071     A      904-425             904-566-7626                904-665-4477
                                                          904-566                                         #711
                                                          904-524
                                                          904-570
----------------------------------------------------------------------------------------------------------------------------
TN RSA #3                                30920     B      423-319             615-979-ROAM                423-640-8660
(Cookeville, TN)                                          423-566                                         #711
                                                          423-526
                                                          423-626
                                                          423-640
                                                          423-663
                                                          423-907
                                                          615-445
                                                          615-888
                                                          615-979
----------------------------------------------------------------------------------------------------------------------------
TN RSA #4                                30918     B      423-625             423-680-ROAM                423-640-8660
(Jefferson City)                                          423-640                                         #711
                                                          423-654
                                                          423-680
----------------------------------------------------------------------------------------------------------------------------
TN RSA #6                                1684      B      615-659             615-659-ROAM                423-640-8660
(Fayetteville, TN)                                        615-685                                         #711
                                                          615-561
----------------------------------------------------------------------------------------------------------------------------
TN RSA #7                                30922     B      423-253             423-880-ROAM                423-640-8660
(Athens, TN)                                              423-295                                         #711
                                                          423-643
                                                          423-680
                                                          423-887
----------------------------------------------------------------------------------------------------------------------------
Tulsa, OK                                166       B      918-335             918-636-ROAM                918-665-0101
                                                          918-595                                         #711
                                                          918-836
                                                          918-637
                                                          918-638
                                                          918-639
                                                          918-693
                                                          918-694
                                                          918-695
                                                          918-697
                                                          918-698
----------------------------------------------------------------------------------------------------------------------------
TX RSA #4                                31060     B      817-585             817-733-ROAM                817-781-2500
(Childress, TX)                                           817-537                                         #711
----------------------------------------------------------------------------------------------------------------------------
TX RSA #5                                31062     B      817-357             817-733-ROAM                817-761-2500
(Vernon, TX)                                              817-474                                         #711
                                                          817-655
                                                          817-674
                                                          817-839
                                                          817-886
                                                          817-887
----------------------------------------------------------------------------------------------------------------------------
TX RSA #18                               30459     A      210-317             210-744-ROAM                210-740-6800
(Uvalde, TX)                                              210-313                                         #711
----------------------------------------------------------------------------------------------------------------------------
TX RSA #19                               30667     A      210-315             512-319-ROAM                210-740-6800
(Kingsville, TX)                                          210-847                                         #711
                                                          210-849
                                                          512-660
----------------------------------------------------------------------------------------------------------------------------
TX RSA #20                               1729      A      512-319             512-319-ROAM                210-740-6800
(Beeville, TX)                                                                                            #711
----------------------------------------------------------------------------------------------------------------------------
VA RSA #2                                30985     A      540-782             703-782-ROAM                540-580-5801
(Marion, VA)                                              540-820                                         #711
----------------------------------------------------------------------------------------------------------------------------
VA RSA #4                                30979     A      540-340             804-470-ROAM                540-580-5800
(Martinsville, VA)                                        540-484                                         #711
                                                          540 489
                                                          540-871


VA RSA #5                                30981     A      540-570             540-570-ROAM                540-580-5800
(Lexington, VA)                                           540-871                                         #711
----------------------------------------------------------------------------------------------------------------------------
VA RSA #7                                30983     A      804-315             804-470-ROAM                540-580-5800
(South Boston, VA)                                        804-392                                         #711
                                                          804-395
                                                          804-470
----------------------------------------------------------------------------------------------------------------------------
VT RSA #2                                30754     B      802-258             603-252-ROAM                603-290-7111
(Addison, VT)                                             802-384                                         #711
----------------------------------------------------------------------------------------------------------------------------
Victoria, TX                             30771     A      512-571             512-571-ROAM                210-740-6800
                                                                                                          #711
----------------------------------------------------------------------------------------------------------------------------
WA RSA #4                                1779      A      380-482             380-482-ROAM                509-248-3000
(Aberdeen, WA)                                            360-590                                         #711
                                                          360-401
----------------------------------------------------------------------------------------------------------------------------
WA RSA #5                                30932     B      509-787             509-929-ROAM                509-248-3000
(Ellensburg, WA)                                          509-929                                         #711
----------------------------------------------------------------------------------------------------------------------------
WA RSA #6                                1784      B      360-749             360-749-ROAM                509-240-3000
(Longview, WA)                                            360-520             360-520-ROAM                #711
                                                          360-751
----------------------------------------------------------------------------------------------------------------------------
WA RSA #7                                30858     B        TBA               503-993-ROAM                509-248-3000
(Skamania, WA)                                                                                            #711
----------------------------------------------------------------------------------------------------------------------------
Waterloo, IA                             589       A      319-240             319-240-ROAM                319-350-1000
                                                          319-231                                         #711
                                                          319-269
----------------------------------------------------------------------------------------------------------------------------
Wausau, WI                               570       B      715-573             715-573-ROAM                608-792-7100
                                                                                                          #711
----------------------------------------------------------------------------------------------------------------------------
Wichita Falls, TX                        574       B      817-733             817-733-ROAM                817-761-2500
                                                          817-631                                         #711
----------------------------------------------------------------------------------------------------------------------------
WI RSA #5                                31009     A      715-279             715-556-ROAM                608-792-7100
(Menomonie, WI)                                           715-426                                         #711
                                                          715-556
----------------------------------------------------------------------------------------------------------------------------
WI RSA #6                                31051     A      608-343             608-792-ROAM                608-792-7100
(Hixton, WI)                                              715-299                                         #711
                                                          715-556
----------------------------------------------------------------------------------------------------------------------------
WI RSA #7                                1815      A      414-295             715-498-ROAM                608-792-7100
(Stevens Point, WI)                                       608-547             608-547-ROAM                #711
                                                          715-421
                                                          715-459
                                                          715-498
----------------------------------------------------------------------------------------------------------------------------
WI RSA #8                                1818      B      608-293             608-642-ROAM                319-350-1000
(Platteville, WI)                                         608-381             608-381-ROAM                #711
                                                          608-553
                                                          608-632
                                                          608-642
                                                          319-880             319-350-ROAM
----------------------------------------------------------------------------------------------------------------------------
WV RSA #3                                1794      B      304-288             304-288-ROAM                304-288-2500
(Morgantown, WV)                                          304-626                                         #711
                                                          304-677
----------------------------------------------------------------------------------------------------------------------------
WV RSA #4                                26130     B      304-671             304-288-ROAM                304-288-2500
(Martinsburg, WV)                                                                                         #711
----------------------------------------------------------------------------------------------------------------------------
WV RSA #5                                30808     B      304-678             412-557-ROAM                304-288-2500
(Elkins, WV)                                                                                              #711
----------------------------------------------------------------------------------------------------------------------------
WV RSA #7                                1802      B      304-256             304-288-ROAM                304-288-2500
(Beckley, WV)                                             304-573                                         #711
----------------------------------------------------------------------------------------------------------------------------
Yakima, WA                               580       B      509-945             509-945-ROAM                509-248-3000
                                                          509-830                                         #711
                                                          509-949


                                                       PRICELLULAR CORPORATION
                                            TECHNICAL DATA SHEET FOR NOVEMBER 14, 1996

------------------------------------------------------------------------------------------------------------------------
                                                 NPA/       Range                      Customer Svc        ROAMER
   SERVICE AREA      RSA #      SID     BID      NXX      From - To   NACN ROUTING        Mobile           ACCESS
------------------------------------------------------------------------------------------------------------------------
ALTON IL                       00245            618-626   0000-9999   MANUAL          (218) 828/8000   (618) 626-7626
                                                                                           *611

------------------------------------------------------------------------------------------------------------------------
BAXTER MN             MN-5     00333   30973    320-766   0000-9999   00333-002-000   (218) 828-8000   (218) 839-7628
                                                                                           *611

------------------------------------------------------------------------------------------------------------------------
BEMIDJI MN            MN-2     00333   30797    218-760   0000-9999   00333-002-000   (218) 828/8000   (218) 760-7626
                                                                                           *611

------------------------------------------------------------------------------------------------------------------------
BRAINERD MN           MN-6     00333   30937    218-390   1000-9999   00333-001-000   (218) 828/8000   (218) 839-7626
                                                218-839   0000-9999   00333-002-000        *611

------------------------------------------------------------------------------------------------------------------------
CAMBRIDGE OH          OH-7     01569   26129    614-584   0000-9999   01569-111-000   (216) 339/8805   (216) 827-7626
                                                                                           *611

------------------------------------------------------------------------------------------------------------------------
CARLTON MN                     00333   30923    218-390   0000-0999   00333-001-000   (218) 828/8000   (218) 390-7626
                                                218-390   2000-9999   00333-001-000        *611

------------------------------------------------------------------------------------------------------------------------
DEPOSIT NY            NY-5     01513   26329      ROAM                                (914) 389/1111   (914) 389-7626
                                                  ONLY                                     *611

------------------------------------------------------------------------------------------------------------------------
DETROIT LAKES MN      MN-5     00333   30973    218-841   0000-9999   00333-002-000   (218) 841/2273   (218) 841-7526
                                                                                           *611

------------------------------------------------------------------------------------------------------------------------

                                                  PRICELLULAR CORPORATION
                                        TECHNICAL DATA SHEET FOR NOVEMBER 14, 1996

------------------------------------------------------------------------------------------------------------------------
                                                   NPA/       RANGE                      CUSTOMER SVC        ROAMER
   SERVICE AREA         RSA #     SID     BID      NXX      FROM - TO   NACN ROUTING        MOBILE           ACCESS
------------------------------------------------------------------------------------------------------------------------
DULUTH MN                        00333   30923    218-348   0000-9999   00333-001-000   (218) 727/5755   (218) 348-7626
                                                                                             *611

------------------------------------------------------------------------------------------------------------------------
EAU CLAIRE WI                    00333   30927    715-828   0000-9999   00333-001-000   (218) 727/5755   (715) 828-7626
                                                                                             *611

------------------------------------------------------------------------------------------------------------------------
FERGUS FALLS MN          MN-5    00333   30973    218-731   0000-9999   00333-002-000   (218) 828/8000   (218) 841-7626
                                                                                             *611

------------------------------------------------------------------------------------------------------------------------
GRAND RAPIDS MN          MN-3    00333   30845    218-259   0000-9999   00333-001-000   (218) 841/2273   (218) 259-7628
                                                                                              611

------------------------------------------------------------------------------------------------------------------------
HIBBING MN                       00333   30923    218-969   0000-9999   00333-001-000   (218) 727/5755   (218) 348-7626
                                                                                             *611

------------------------------------------------------------------------------------------------------------------------
HINKLEY MN               MN-6    00333   30937    320-279   0000-9999   00333-002-000   (218) 828/8000   (612) 279-7626
                                                  612-279   0000-9999   00333-002-000        *611

------------------------------------------------------------------------------------------------------------------------
HUDSON NY                        01515   26389    518-821   0000-9999   01513-003-000   (914) 453/1111   (518) 821-7626
                                                                                              611

------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL FALLS MN   MN-3    00333   30845    218-283   0000-9999   00333-001-000   (216) 841/2273   (218) 259-7626
                                                  218-285   0000-9999   00333-001-000         611

------------------------------------------------------------------------------------------------------------------------
KINGSTON NY             NY-5     01513   26147    914-389   0000-9999   01513-003-000   (914) 389/1111   (914) 389-7626
                                                  914-399   0000-9999   01513-003-000        *611

------------------------------------------------------------------------------------------------------------------------
LITTLE FALLS MN         MN-6     00333   30937    320-360   0000-9999   00333-002-000   (218) 828/8000   (612) 360-7626
                                                                                             *611

------------------------------------------------------------------------------------------------------------------------

                                                  PRICELLULAR CORPORATION
                                        TECHNICAL DATA SHEET FOR NOVEMBER 14, 1996

------------------------------------------------------------------------------------------------------------------------
                                                   NPA/       RANGE                      CUSTOMER SVC        ROAMER
   SERVICE AREA         RSA #     SID     BID      NXX      FROM - TO   NACN ROUTING        MOBILE           ACCESS
------------------------------------------------------------------------------------------------------------------------
LOGAN OH                 OH-7    01569   26129    613-342   0000-9999   01569-111-000   (614) 594/4800   (614) 591-7626
                                                  614-380   0000-9999   01569-111-000        *611

------------------------------------------------------------------------------------------------------------------------
MARQUETTE, MI            MI-1    00333   30931    906-360   0000-9999   00333-004-000   (906) 228/2255   (906) 360-7626
                                                  906-487   0000-9999   00333-004-000         611
                                                  906-779   0000-9999   00333-004-000
------------------------------------------------------------------------------------------------------------------------
MONTICELLO NY                    01513   26147    914-797   0000-9999   01513-003-000   (914) 797/1111   (914) 797-7626
                                                                                             *611

------------------------------------------------------------------------------------------------------------------------
MORGANTOWN WV            WY-3    01793            304-282   0000-9999   MANUAL          (304) 291/6565   (304) 282-7626
                                                  304-341   0000-9999   MANUAL               *611

------------------------------------------------------------------------------------------------------------------------
NEW PHILADELPHIA OH      OH-7    01569   26129    330-827   0000-9999   MANUAL          (614) 450/0100   (216) 827-7626
                                                                                             *611

------------------------------------------------------------------------------------------------------------------------
ONEONTA NY                       01513   26149    607-434   0000-9999   01513-003-000   (607) 434/1111   (607) 434-7626
                                                                                              611

------------------------------------------------------------------------------------------------------------------------
ORANGE COUNTY NY                 00479            914-258   0000-9999   01513-003-000   (914) 542/2355   (914) 542-7628
                                                  914-283   0000-9999   01513-003-000         611
                                                  914-541   0000-9999   01513-003-000
                                                  914-542   0000-9999   01513-003-000
                                                  914-988   0000-4999   01513-003-000
------------------------------------------------------------------------------------------------------------------------
POUGHKEEPSIE NY                  00503   26371    914-453   0000-9999   01513-003-000   (914) 453/1111   (914) 453-7626
                                                  914-464   0000-9999   01513-003-000         611

------------------------------------------------------------------------------------------------------------------------

                                                  PRICELLULAR CORPORATION
                                        TECHNICAL DATA SHEET FOR NOVEMBER 14, 1996

------------------------------------------------------------------------------------------------------------------------
                                                   NPA/       RANGE                      CUSTOMER SVC        ROAMER
   SERVICE AREA         RSA #     SID     BID      NXX      FROM - TO   NACN ROUTING        MOBILE           ACCESS
------------------------------------------------------------------------------------------------------------------------
RHINELANDER WI           WI-3    00333   30935    715-367   0000-9999   00333-004-000   (715) 369/7400   (715) 367-7626
                                                                                             *611

------------------------------------------------------------------------------------------------------------------------
RICE LAKE WI             WI-1    00333   30945    715-296   0000-9999   00333-001-000   (218) 727/5755   (715) 296-7626
                                                                                             *611

------------------------------------------------------------------------------------------------------------------------
ROANOKE WV               WV-2    01569   26137    304-578   0000-3999   MANUAL          (412) 557/2355   (412) 557-7626
                                                  304-871   0000-9999   01569-005-000        *611

------------------------------------------------------------------------------------------------------------------------
UNIONTOWN PA             PA-9    01569   26135    412-557   0000-9999   01569-005-000   (412) 557/2355   (412) 557-7626
                                                  412-552   0000-9999   01569-0054)00        *611

------------------------------------------------------------------------------------------------------------------------
WADENA MN                        00333   30973    218-440   0000-9999   00333-002-000   (218) 828/8000   (218) 640-7626
                                                                                             *611

------------------------------------------------------------------------------------------------------------------------
WASHBURN WI              WI-6    00333   30933     ROAM                                 (218) 727/4700   (218) 348-7626
                                                   ONLY                                      *611

------------------------------------------------------------------------------------------------------------------------
WAUSAU WI                        00333   30929    715-571   0000-9999   00333-004-000   (715) 842/7900   (715) 571-7626
                                                                                              611
------------------------------------------------------------------------------------------------------------------------

                                                                  [ATTACHMENT B]

                                 FRAUD LIABILITY

                                     RECITAL

         WHEREAS, [X] is a Party to the Intercarrier Roamer Service Agreement between [A] and [B] on behalf of certain Parties, including [X], and Paragraph
3.3 of Appendix II thereof requires the execution and delivery of an agreement covering fraud liability where a Party has not implemented a positive validation/verification system in an operational market it serves.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of _________________________________
______________________________________________________________________________

[X] hereby agrees as follows:

                                      [X]

                         ---------------------------
                         By:
                            ------------------------
                         Title:
                               ---------------------
                         Dated as of:
                                     ---------------

                         Form Approved on Behalf of [A]
                         Parties and [B] Parties, respectively.

By:                                              By:
   -------------------------                        --------------------------
Title:                                           Title:
      ----------------------                           -----------------------

                                                     Effective Date of
                                                     Appendix III
                                                     is _______________, 19__


                                 APPENDIX III TO

                      INTERCARRIER ROAMER SERVICE AGREEMENT

                                     BETWEEN

                             PRICELLULAR CORPORATION

                                       and

                                  U.S. CELLULAR

                              OPERATING PROCEDURES

         1. AMENDMENT OF OPERATING PROCEDURES, This Appendix III will be in effect until new Operating Procedures are published by the CIBERNET Corporation ("CIBERNET"), 1133 21st Street, N,W. Third Floor Washington, D.C. 20036, for Roamer agreements used domestically by the Cellular Telecommunications Industry Association. At such time as new Operating Procedures ("New Operating Procedures") are published by CIBERNET, they will become effective as to the Parties on the date proposed by CIBERNET ("Effective Date") provided (a) such date is at least thirty (30) days following receipt by the Parties of the New Operating Procedures and (b) neither Party has given to the other written notice of termination or suspension of this Agreement based upon its objections to the New Operating Procedures at least five (5) business days before the Effective Date. The Parties agree to be individually responsible for obtaining all officially published revisions to the Operating procedures and agree that CIBERNET is not liable for information or actions that occurs as a result of following such New Operating Procedures.

         2. CLOSE OF BILLING. "Close of Billing" shall be either the fifteenth
(15th) or the last day of each calendar month (or the next preceding business day if the fifteenth (15th) is not a business day).

         3. INVOICING. Invoicing must occur within fifteen (15) days after the Close of Billing.

         4. BILLING PERIOD. The "Billing Period" is the period running from the day after the Close Of Billing through the Close of Billing day in the subsequent month.

         5. PAYMENT. Payment in the form of a check or wire transfer must be received by the payee within thirty (30) days ("Payment Due Date") following the date of the invoice. Payments received later than the Payment Due Date shall be subject to a late charge of one percent (1.5%) of the outstanding balance for each thirty (30) day period (or portion thereof) that such payments are late or the highest percentage of the outstanding balance permitted by law, whichever is lower.

         6. MINIMUM LINE RANGE. The "Minimum Line Range" within an NPA/NXX is 1,000 line numbers.

         7. NPA/NXX NOTIFICATION. The minimum time required before changes, additions or deletions of NPA/NXX's are effective shall be fifteen (15) days from the date of receipt of notification of such changes, additions or deletions by the Parties.

         8. TARIFF CHANGES. Notice of any applicable changes to tariffs must be received by PriCellular for tariff changes for any U.S. Cellular Party, or by U.S. Cellular for tariff changes for any PriCellular Party, at least fifteen
(15) days prior to the proposed effective date or as specified in any Intercarrier Roaming Rate Addendums between the Parties or at least the number of days specified by state or local governmental regulations prior to the proposed effective date, whichever period is longer.

         9. BILLING INVOICE SUMMARY. The minimum information needed for an invoice issued with non-clearinghouse documentation must include the following:

         -Billing Period (To/From Dates)

         -Batch Sequence Number

         -Batch Date

         -Serving and Home SID's (the five-digit numeric corresponding to the FCC designation of the Carrier)

         -Total Airtime Charges

         -Total Intra-State Toll

         -Total Inter-State Toll

         -Other Charges and Credits

         -Total Taxes

         -Total Charges

         10. MESSAGE DATE EDIT. Message records shall be considered to have failed the CIBER Record Edit if the message is more than thirty (30) days old when it is received at the Home Carrier's Authorized Receipt Point ("ARP"). Message records which are rejected from the Home Carrier's ARP and returned to the Serving Carrier shall be considered to have failed the CIBER Record Edit if the message is more than sixty (60) days old. Determination of the age of a message record is from the date of the call.

         11. EFFECTIVE DATE FOR UNAUTHORIZED ROAMER LIABILITY. Liability for unauthorized roamers shall be established at 12:01 A.M. Eastern Time of the business day immediately following receipt by the Parties or their respective authorized representatives, of notification or update of the attachments and lists referred to in Paragraphs 3.1 and 3.2 of Appendix II. Notification or updating of the attachments and lists shall be made by (a) courier delivery of a written notice, or (b) facsimile transmission of a written notice during normal business hours of the Party being notified, or (c) by entry (through manual or automated means) into the Industry Negative File of a valid provider of clearing and/or positive roamer validation/verification services.